UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

Mi1 Global TelCo., Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53749	98-0632051
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

36, Jalan Seriutara 3/3C, Kipark Avenue Off Jalan Ipoh, 68100 Kuala Lumpur Wilayah Persekutuan, Malaysia
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code	+603 6241 2023 / +603 6242 1028

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2017, Mr. Phang Fuk Tjhan and Mr. Dadeng Hidayat resigned from the Board of Directors (the “Board”) and their respective executive positions of Mi1 Global Telco., Inc. (the “Corporation”) as part of the Corporation’s management reorganization. The resignation by each of these individuals did not involve any disagreements with the Corporation or the management of the Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MI1 GLOBAL TELCO., INC.

Date: July 3, 2017	By:	/s/ Lim Kock Chiang
Lim Kock Chiang Chief Executive Officer